Exhibit 10.2

United States Department of the Treasury
1500 Pennsylvania Avenue, NW
Washington, D.C. 20220

September 17, 2011

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement incorporating the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”), dated as of June 12, 2009 between Berkshire Bancorp, Inc. (the “Acquired Company”) and the United States Department of Treasury (“Investor”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

The American Recovery and Reinvestment Act of 2009, as it may be amended from time to time (the “Act”), includes provisions relating to executive compensation and other matters that may be inconsistent with the Securities Purchase Agreement and the Certificate of Designation (the “Transaction Documents”).  Accordingly, Investor and Customers Bancorp, Inc. (the “Acquiror Company”) desire to confirm their understanding as follows:

1.           Notwithstanding anything in the Transaction Documents to the contrary, in the event that the Act or any rules or regulations promulgated thereunder are inconsistent with any of the terms of the Transaction Documents, the Act and such rules and regulations shall control.

2.           For the avoidance of doubt (and without limiting the generality of Paragraph 1):

(a)           the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008 as implemented by the Interim Final Rule on TARP Standards for Compensation and Corporate Governance, 31 C.F.R. Part 30, as amended by the Act or otherwise from time to time (“EESA”), shall apply to the Acquiror Company; and

(b)           the Acquiror Company shall be permitted to repay preferred shares, and when such preferred shares are repaid, the Investor shall liquidate warrants associated with such preferred shares, if any, all in accordance with the Act and any rules and regulations thereunder.

From and after the date hereof, each reference in the Securities Purchase Agreement to “this Agreement” or “this Securities Purchase Agreement” or words of like import shall mean and be a reference to the Agreement (as defined in the Securities Purchase Agreement) as amended by this letter agreement.

This letter agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

This letter agreement, the Securities Purchase Agreement, the Merger Side Letter, the Certificate of Designation and any other documents executed by the parties at the Closing constitute the entire agreement of the parties with respect to the subject matter hereof.

Nothing in this letter agreement shall be deemed an admission by Investor as to the necessity of obtaining the consent of the Company in order to effect the changes to the Transaction Documents contemplated by this letter agreement, nor shall anything in this letter agreement be deemed to require Investor to obtain the consent of any other TARP recipient (as defined in the Act) participating in the Capital Purchase Program (the “CPP”) in order to effect changes to their documentation under the CPP.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed sufficient as if actual signature pages had been delivered.

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In witness whereof, the parties have duly executed this letter agreement as of the date first written above.

UNITED STATES DEPARTMENT OF THE TREASURY By: /s/ Timothy G. Massad Name: Timothy G. Massad Title: Assistant Secretary for Financial Stability

ACQUIROR COMPANY: CUSTOMERS BANCORP INC. By: /s/ Thomas R. Brugger Name: Thomas R. Brugger Title: CFO and Executive Vice President

Signature Page to ARRA Letter Agreement